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                                                                   Exhibit 10.10

FOLKSAMERICA HOLDING COMPANY, INC.
LONG-TERM INCENTIVE PLAN - 2003 AND PRIOR

1.   PURPOSE

     The purpose of the Folksamerica Holding Company, Inc. Long-Term Incentive Plan (the "Plan") is to advance the interests of Folksamerica Holding Company, Inc. (the "Company") and its stockholders by providing long-term incentives to certain key executives of the Company and of its subsidiaries.

2.   ADMINISTRATION

     The Plan shall be administered by the Human Resources Committee ( the "Committee") of the Board of Directors (the "Board") of the Company. No member of the Committee shall be an employee of the Company or a subsidiary of the Company or shall have been eligible within one year prior to his appointment to receive awards under the Plan ("Awards") or to receive awards under any other plan of the Company or its subsidiaries under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company or any of its subsidiaries.

     The Committee shall have exclusive authority to select the employees to be granted Awards, to determine the type, size and terms of the Awards and to prescribe the form of the instruments embodying Awards. The Committee shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Company shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.   PARTICIPATING SUBSIDIARIES

     If a subsidiary of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the Board of Directors of the subsidiary shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the subsidiary in the Plan. As used herein, "subsidiary" shall mean a "subsidiary

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     corporation" as defined in Section 424(f) of the Internal Revenue Code of
     1986, as amended (the "Code").

     A subsidiary may cease to participate in the Plan at any time by action of the Board or by action of the Board of Directors of such subsidiary, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the subsidiary's Board of Directors taking such action. Termination of participation in the Plan shall not relieve a subsidiary of any obligations theretofore incurred by it pursuant to the Plan.

4.   AWARDS

     (a)  TYPE OF AWARDS. Awards shall be limited to the following four types:
          (i) "Stock Options," (ii) "Stock Appreciation Rights", (iii) "Restricted Stock" and (iv) "Performance Shares." Stock Options, which include "Incentive Stock Options" and other stock options or combinations thereof, are rights to purchase shares of Common Stock of the Company having a par value of $.01 per share ("Shares"). A Stock Appreciation Right is a right to receive, without payment to the Company, cash and/or Shares in lieu of the purchase of Shares under the Stock Option to which the Stock Appreciation Right relates.

     (b) MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED. A maximum of 1,000,000 Shares, subject to adjustment as provided in paragraph 14, may be issued under the Plan. For purposes of the foregoing, the exercise of a Stock Appreciation Right shall constitute the issuance of Shares equal to the Shares covered by the related Stock Option. Shares issued pursuant to the Plan may be either authorized but unissued Shares or reacquired Shares, or both. If any Shares issued as Restricted Stock shall be repurchased pursuant to the Company's option described in paragraph 6 below, or if any Shares issued under the Plan shall be reacquired pursuant to restrictions imposed at the time of issuance, such Shares may again be issued under the Plan.

  (c)     RIGHTS WITH RESPECT TO SHARES.

          (i) An employee to whom Restricted Stock has been issued shall have prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as herein provided, ownership of such Shares, including the right to vote the same and to receive dividends thereon, subject, however, to the options, restrictions and limitations imposed thereon pursuant hereto.

          (ii) An employee to whom Stock Options, Stock Appreciation Rights or Performance Shares are granted (and any person succeeding to such employee's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares issuable pursuant thereto until the date of the issuance of a stock certificate (whether or not delivered) therefor. Except as provided in paragraph 14, no adjustment shall be made

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                 for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) the record date for which is prior to the date such stock certificate is issued.

          (iii) The Company, in its discretion, may hold custody during the Restricted Period of any Shares of Restricted Stock.

     (d)  MARKET VALUE OF SHARES. "Market value of Share(s)" on any day means
          (i) if Shares are listed on the New York Stock Exchange, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which Shares are listed or admitted to trading or, if Shares are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and the low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by one or more professional market makers making a market in Shares and (ii) if Shares are not publicly held or so listed or publicly traded, the fully diluted book value per Share as determined by the Committee in accordance with United States generally accepted accounting principles.

5.   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The Committee may grant Stock Options (including, in its discretion, Stock Appreciation Rights) either alone or, as provided in paragraph 7, in conjunction with Performance Shares. A maximum of 10,000 Stock Options and Stock Appreciation Rights (not including Stock Appreciation Rights attached to Stock Options) may be issued in one year to an employee. Each Stock Option shall comply with the following terms and conditions:

     (a) The exercise price shall not be less than the greater of (i) the fair market value of the Shares subject to such Stock Option at the time of grant, as determined in good faith by the Committee, or (ii) the par value of such Shares. However, the exercise price of an Incentive Stock Option granted to an employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of a subsidiary (a "Ten Percent Employee") shall not be less than the greater of 110 % of such fair market value, or the par value of such Shares.

     (b) The Committee shall initially determine the number of Shares to be subject to each Stock Option. The number of Shares subject to a Stock Option will

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          subsequently be reduced (i) on a share-for-share basis to the extent that Shares under such Stock Option are used to calculate the cash and/or Shares received pursuant to exercise of a Stock Appreciation Right attached to such Stock Option, and (ii) on a one-for-one basis to the extent that any Performance Shares granted in conjunction with such Stock Option pursuant to subparagraph 7(a) are paid, such reduction to be made in accordance with the provisions of subparagraph 7(e)(ii).

     (c) The Stock Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

     (d)  The Stock Option shall not be exercisable:

          (i)    in case of any Incentive Stock Option as defined in Section 422
                 (b) of the Code, after the expiration of ten years from the date it is granted, and in the case of any other Stock Option, after the expiration of ten years from the date it is granted. Any Stock Option may be exercised during such period only at such time or times as the Committee may establish;

          (ii) unless payment in full is made for the Shares being acquired thereunder at the time of exercise (including any federal, state or local income or other taxes which the Committee determines are required to be withheld in respect of such shares); such payment shall be made (A) in United States dollars by cash or check, or (B) by tendering to the Company Shares owned by the person exercising the Stock Option and having a fair market value equal to the cash exercise price thereof, such fair market value to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations, or (C) by a combination of United States dollars and Shares as aforesaid;

          (iii) unless the person exercising the Stock Option has been, at all times during the period beginning with the date of grant of the Stock Option and ending on the date three months prior to such exercise, an officer or employee of the Company or a subsidiary, or of a corporation, or a parent or subsidiary of a corporation, issuing or assuming the Stock Option in a transaction to which Section 424 (a) of the Code is applicable, except that:

                 (A) if such person shall cease to be an officer or employee of the Company or one of its subsidiary corporations solely by reason of a period of Related Employment as defined in paragraph 9, he may, during such period of Related Employment (but in no event after the Stock Option has expired under the provisions of

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                      subparagraph 5(d)(i) hereof), exercise such Stock Option
                      as if he continued to be such an officer or employee; or

                 (B) if an optionee shall become disabled as defined in paragraph 8 he may, at any time within three years of the date he becomes disabled (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), exercise the Stock Option with respect to
                      (i) any Shares as to which he could have exercised the Stock Option on the date he became disabled and (ii) if the Stock Option is not fully exercisable on the date he becomes disabled, the number of additional Shares as to which the Stock Option would have become exercisable had he remained an employee through the next two dates on which additional Shares were scheduled to become exercisable under the Stock Option; or

                 (C) if an optionee shall die while holding a Stock Option, his executors, administrators, heirs or distributees, as the case may be, at any time within one year after the date of such death (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), may exercise the Stock Option with respect to (i) any Shares as to which the decedent could have exercised the Stock Option at the time of his death, and (ii) if the Stock Option is not fully exercisable on the date of his death, the number of additional Shares as to which the Stock Option would have become exercisable had he remained an employee through the next two dates on which additional Shares were scheduled to become exercisable under the Stock Option provided, however, that if death occurs during the three-year period following a disability as described in subparagraph 5(d)(iv)(B) hereof, the three-year period following a retirement as described in subparagraph 5(d)(iv)(D) hereof or any period following a voluntary termination in respect of which death, the number of additional Shares as to which the Stock Option would have become exercisable had he remained an employee through the next date or, if applicable, two dates on which additional Shares were scheduled to become exercisable under the Stock Option provided, however, that if death occurs during the three-year period following a disability as described in subparagraph 5(d)(iv)(B) hereof, the three-year period following a retirement as described in subparagraph 5(d)(iv)(D) hereof or any period following a voluntary termination in respect of which the Board has exercised its discretion to grant continuing exercise rights as provided in subparagraph 5(d)(iv)(E) hereof, the Stock Option shall not become exercisable as to any Shares in addition to those as to

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                      which the decedent could have exercised the Stock Option
                      at the time of his death; or

                 (D) if such person shall retire under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) while holding a Stock Option which has not expired and has not been fully exercised, such person, at any time within three years after his retirement (but in no event after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof), may exercise the Stock Option with respect to any Shares as to which he could have exercised the Stock Option on the date he retired; or

                 (E) it such person shall voluntarily terminate his employment with the Company, the Board may determine that the optionee may exercise the Stock Option with respect to some or all of the Shares subject to the Stock Option as to which it would not otherwise be exercisable on the date of his voluntary termination provided, however, that in no event may such exercise take place after the Stock Option has expired under the provisions of subparagraph 5(d)(i) hereof.

     (e) The aggregate fair market value of Shares (determined at the time of grant of the Stock Option pursuant to subparagraph 5(a) of the Plan) with respect to which Incentive Stock Options granted to any employee under the Plan are exercisable, for the first time, by such employee during any calendar year may not exceed $100,000.

     (f) If the Committee, in its discretion, so determines, there may be related to the Stock Option, either at the time of grant or by amendment, a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

          (i)    A Stock Appreciation Right may be exercised only:

                 (A) to the extent that the Stock Option to which it relates is at the time exercisable, and

                 (B)  if:

                      (1) in the case of a Stock Option other than an Incentive Stock Option only, such Stock Option will expire by its terms within 30 days (90 days if the optionee is at the time an officer of the Company who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"));

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                      (2)  the optionee has become disabled or ceased to be an
                           officer or employee by reason of his retirement under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose); or

                      (3)  the optionee has died.

                           However, if the Stock Option to which the Stock Appreciation Right relates is exercisable and if the optionee is at the time an officer of the Company who is required to file reports pursuant to Section 16(a) of the Exchange Act, the Stock Appreciation Right may, subject to the approval of the Committee, be exercised during such periods, as may be specified by the Committee;

          (ii) A Stock Appreciation Right shall entitle the optionee (or any person entitled to act under the provisions of subparagraph 5(d)(iv)(C) hereof) to surrender unexercised the related Stock Option (or any portion of such Option) to the Company and to receive from the Company in exchange therefor that number of Shares having an aggregate value equal to the excess of the value of one Share over the Stock Option price per share, times the number of Shares subject to the Stock Option, or portion thereof, which is so surrendered. The Committee shall be entitled to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment or cash equal to the aggregate value of the Shares it would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of Shares. Any such election shall be made within 15 business days after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Share for this purpose shall be the fair market value thereof on the last business day preceding the date of the election to exercise the Stock Appreciation Right, provided that if notice of such election is received by the Committee more than three business days after the date of such election (as such date of election is stated in the notice of election), the Committee may, but need not, determine the value of a Share as of the day preceding the date on which the notice of election is received;

          (iii) No fractional Shares shall be delivered under this subparagraph 5(f), but in lieu thereof a cash adjustment shall be made; and

          (iv) in the case of a Stock Appreciation Right attached to an Incentive Stock Option, such Stock Appreciation Right shall only be transferable when such Incentive Stock Option is transferable pursuant to Section 5 (c) hereof.

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     (g)  Notwithstanding anything herein to the contrary:

          (i) in the event an Unfriendly Change in Control of the Company, as defined in subparagraph 10(b), occurs, then as of the Acceleration Date, as defined in subparagraph 10(b), each Stock Option granted hereunder shall be exercisable in full; provided, however, that in the case of an officer subject to
                 Section 16(b) of the Exchange Act, no Stock Option shall become exercisable until the expiration of the period ending six months after the date of grant of the Stock Option hereunder; and

          (ii) in the event a Change in Control as defined in subparagraph 10(a) occurs and within 24 months thereafter: (A) there is a Termination Without Cause, as defined in paragraph 11, of an optionee's employment; or (B) there is a Constructive Termination as defined in paragraph 12, of an optionee's employment; or (C) there occurs an Adverse Change in the Plan, as defined in paragraph 13, in respect of an optionee affecting any Award held by such optionee and if the optionee then holds a Stock Option,

                      (1) In the case of a Termination Without Cause or a Constructive Termination, the optionee may exercise the entire Stock Option, at any time within 30 days of such Termination Without Cause or such Constructive Termination (but in no event after the option has expired under the provisions of subparagraphs (5)(d)(i)), and

                      (2) in the case of an Adverse Change in the Plan, the optionee may exercise the entire Stock Option at any time after such Adverse Change in the Plan in respect of him and prior to the date 30 days following his termination of employment as a result of a Termination Without Cause or a Constructive Termination (but in no event after the option has expired under the provisions of subparagraph 5(d)(i)). Notwithstanding anything in this subparagraph 5(g) to the contrary, (x) in the case of an officer subject to Section 16(b) of the Exchange Act, no Stock Option shall become exercisable until the expiration of the period ending six months after the date of grant of the Stock Option hereunder.

6.   RESTRICTED STOCK

     Each Award of Restricted Stock shall comply with the following terms and conditions:

     (a) The Committee shall determine the number of Shares to be issued to a participant pursuant to the Award.

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     (b)  Shares issued may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period from the date on which the Award is granted (the "Restricted Period") as the Committee shall determine. The Company shall have the option to repurchase the Shares subject to the Award at such price as the Committee shall have fixed, in its sole discretion, when the Award was made, which option will be exercisable if the participant's continuous employment with the Company or a subsidiary shall terminate for any reason, except solely by reason of an event described in paragraph 6(c), prior to the expiration of the Restricted Period or the earlier lapse of the option. Such option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made. Certificates for Shares issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the foregoing option and other restrictions. Any attempt to dispose of any such Shares in contravention of the foregoing option and other restrictions shall be null and void and without effect. If Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the option described above, the participant to whom the Award was granted, or in the event of his death after such option become exercisable, his executor or administrator, shall forthwith deliver to the Secretary of the Company any certificates for the Shares awarded to the participant, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company. If the option described above is not exercised by the Company, such option and the restriction imposed pursuant to the first sentence of this subparagraph 6(b) shall terminate and be of no further force and effect. Notwithstanding anything to the contrary in this paragraph 6 (b), neither any Restricted Period nor any option shall lapse to the extent the Company or any subsidiary would be unable to take a deduction with respect to such lapse by reason of
          Section 162 (m) of the Code.

     (c) If a participant who has been in the continuous employment of the Company or of a subsidiary shall,

          (i) die or become disabled (as defined in paragraph 8) during the Restricted Period, the option of the Company to repurchase (and any and all other restrictions on) all Shares awarded to him under such Award shall lapse and cease to be effective as of the date on which his death or disability occurs, or

          (ii) voluntarily terminate his employment with the Company or retire under an approved retirement plan of the Company or of a subsidiary (or such other retirement plan as may be approved by the Committee, in its sole discretion, for this purpose) during the Restricted Period, the Board may determine that the option to repurchase and any and all other restrictions on some or all of the Shares awarded to him under such Award, if such option and other restrictions are still in effect, shall lapse and cease to be

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                 effective as the date on which such voluntary termination or retirement occurs.

     (d) In the event within 24 months after a Change in Control as defined in subparagraph 10(a) and during the Restricted Period:

          (i) there is a Termination Without Cause, as defined in paragraph 11, of the employment of a participant;

          (ii) there is a Constructive Termination, as defined in paragraph 12, of the employment of a participant; or

          (iii) there occurs an Adverse Change in the Plan, as defined in paragraph 13, in respect of a participant, the option to repurchase (and any and all other restrictions on) all Shares awarded to him under his Award shall lapse and cease to be effective as of the date on which such event occurs.

7.   PERFORMANCE SHARES

     The Award of Performance Shares to a participant will entitle him to receive, without payment to the Company, all or part of a specified amount (the "Actual Value") determined by the Committee, if the terms and conditions specified herein and in the Award are satisfied. Payment in respect of an Award shall be made as provided in subparagraph 7(e). Each Award of Performance Shares shall be subject to the following terms and conditions:

     (a) The Committee shall determine the number of Performance Shares to be granted to each participant and whether or not such Performance Shares are granted in conjunction with a Stock Option (the "Associated Stock Option"). The "Maximum Value" of each Performance Share shall be the market value per Share on the date the award is paid or becomes payable to participants. Performance Shares may be issued in different classes or series having different terms and conditions. In the case of any Performance Shares granted in conjunction with an Associated Stock Option, the number of Performance Shares shall initially be equal to the number of Shares which are subject to the Associated Stock Option, but the number of such performance Shares shall be reduced on a one for one basis to the extent that (A) Shares are purchased upon exercise of the Associated Stock Option, or (B) Shares may no longer be purchased under the Associated Stock Option because the Associated Stock Option or a part thereof has been surrendered unexercised pursuant to exercise of a Stock Appreciation Right attached to such Associated Stock Option.

     (b) The award period ("Award Period") in respect of any Award of Performance Shares shall be such period as the Committee shall determine commencing as of the beginning of the fiscal year of the Company in which such Award is made. An Award Period may contain a number of performance periods; each performance

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          period shall commence on or after the first day of the Award Period and shall end no later than the last day of the Award Period. At the time each Award is made, the Committee shall establish performance objectives to be attained within the performance periods as the means of determining the Actual Value. The performance objectives shall be based on the Company's growth in intrinsic business value, as outlined below, for each of the fiscal years comprising the performance period(s). The Actual Value of a Performance Share shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of a Performance Share shall be a portion of such Maximum Value if the performance objectives are met in part. In determining Actual Value, the Committee may either (i) multiply the total number of Shares available for payout at that time with respect to the participant by the Actual Value of each individual Share or (ii) multiply the Maximum Value of each individual Share by a number of Shares equal to or less than the total number of Shares available for payout, provided that products obtained in (i) and (ii) are the same. The Company's growth in intrinsic business value for any performance period shall be measured individually or as a combination of the following measurement factors: (i) the sum of the Company's return on equity (computed in accordance with generally accepted accounting principles ("GAAP")) for any fiscal years in the performance period divided by the number of fiscal years in the performance period, (ii) the growth in market value per Share for any fiscal years in the performance period divided by the number of fiscal years in the performance period, or (iii) the sum of the Company's economic return on equity (computed as the Company's GAAP return on equity adjusted for changes in the intrinsic value of assets whose value differs from their GAAP carrying value) for any fiscal years in the performance period divided by the number of fiscal years in the performance period. The Committee shall determine, no later than the award date and prior to the commencement of the performance period of such award, which of the above measurement factor(s) will be the relevant performance objectives for each award.

     (c) Performance Shares shall be canceled if the participant's continuous employment with the Company or any of its subsidiaries shall terminate for any reason prior to the end of the Award Period (in which event the Associated Stock Option, if any, shall continue in effect in accordance with its terms), except solely by reason of a period of Related Employment as defined in paragraph 9, and except as otherwise specified in this subparagraph 7(c) or in subparagraph 7(d). Notwithstanding the foregoing and without regard to subparagraph 7(b), if a participant shall:

          (i) while in such employment, die or become disabled as described in paragraph 8 prior to the end of the Award Period, the Performance Shares shall be canceled at the end of the next ending performance period and he, or his legal representative, as the case may be, shall receive payment in respect of such Shares which he would have received had he been in continuous employment with the Company through the end of that period

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                 and had the individual performance objectives, if any, that were imposed been achieved; provided, however, that no such continuation shall be deemed to have occurred for purposes of applying subparagraph 7(d) in the event of an Adverse Change in the Plan in respect of the participant following a Change in Control; or

          (ii) retire under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) prior to the end of the Award Period, and

                 (A) at the time of his retirement, the participant is 65 years old or older, the Performance Shares shall be canceled at the end of the next ending performance period, and he shall receive the Maximum Value in respect to such Shares, at the date of cancellation,

                 (B) at the time of his retirement the participant is less than 65 years old and his retirement occurs prior to the end of the first performance period, and before 24 months have elapsed since the first day of the Award Period, the participant shall receive payment with respect to the Actual Value of one-ninth of the Performance Shares awarded to him under the Award, and

                 (C) at the time of his retirement the participant is less than 65 years old and his retirement occurs prior to the end of the first performance period and after at least 24 months have elapsed since the first day of the Award Period, the participant shall receive payment with respect to the Actual Value of two-ninths of the Performance Shares awarded to him under the Award.

     (d) If within 24 months after a Change in Control of the Company as defined in subparagraph 10(a) and prior to the end of an Award Period:

          (i) there is a Termination Without Cause, as defined in paragraph 11, of the employment of a participant;

          (ii) there is a Constructive Termination, as defined in paragraph 12, of the employment of a participant; or

          (iii) there occurs an Adverse Change in the Plan, as defined in paragraph 13, in respect of a participant, then:

                 (A)  the participant shall receive the Maximum Value of:

                      (1) that number of Performance Shares which is in the same proportion to the total number of Performance Shares awarded to the participant under such Award as

                           (x) the number of full months which have elapsed since the first day of the Award Period to the end of the first month in which occurs one of the events described in clauses (i), (ii) or
                                (iii) of subparagraph 7(d) is to

                           (y) the total number of months in the Award Period, less

                      (2) the number of Performance Shares awarded to the participant under the Award in respect of which payment has already been made to the participant, and

                 (B) if the number of Performance Shares determined pursuant to subclause (1) of clause (A) is less than the number of Performance Shares subject to the particular Award, the participant shall receive the Actual Value of the remaining Performance Shares. The Actual Value of the remaining Performance Shares shall be determined as follows:

                      (x) if the Board shall have determined, prior to the Change in Control and based on the most recent performance status reports, that the performance objectives for the particular Award were being met at the date of the determination, the Actual Value of the remaining Performance Shares subject to the particular Award shall be equal to their Maximum Value, and

                      (y) it the determination of the Board was that the performance objectives for the particular Award were not being met at the date of the determination, the Actual Value of the remaining Performance Shares subject to the particular Award shall be such amount as shall have been determined by the Board as provided above in this subparagraph 7(d), but in no event shall Actual Value be less than fifty percent (50%) of Maximum Value. Payment of any amount in respect of Performance Shares as described above in this subparagraph 7(d) shall be made as promptly as possible after the occurrence of one of the events described in clauses 7(d)(i) through 7(d)(iii). Notwithstanding anything herein to the contrary, if, following a Change in Control of the Company as defined in subparagraph 10(a), a participant's employment remains continuous through the end of a performance period, then the participant shall be paid with respect to those Performance Shares for which he would have been paid had there not been a Change in Control and the Actual Value of those Shares shall be determined in accordance with subparagraph 7(e).

     (e) Except as otherwise provided in subparagraph 7(d), as soon as practicable after the end of the performance period or such earlier date as the Committee in its sole discretion may designate, the Committee shall determine whether the conditions of subparagraphs 7(b) and/or 7(c) hereof have been met and, if so, shall certify such fact to the Board of Directors and shall ascertain the Actual Value of the Performance Shares. If the Performance Shares:

          (i) were not awarded in conjunction with an Associated Stock Option, the Committee shall cause an amount equal to the Actual Value of the Performance Shares earned by the participant to be paid to him or his beneficiary; or

          (ii) were awarded in conjunction with an Associated Stock Option, the Committee shall determine, in accordance with criteria specified by the Committee when the Award was made, (A) to cancel the Performance Shares, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Stock Option shall continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Shares to the participant or his beneficiary, in which event the Associated Stock Option shall be canceled, or (C) to pay to the participant or his beneficiary the Actual Value of only a portion of the Performance Shares, in which event (1) all such Performance Shares shall be canceled and (2) the Associated Stock Option shall be canceled only as to a number of Shares equal to the number of Performance Shares so paid. Such determination by the Committee shall, if practicable, be made during the three-month period following the end of the performance period, or during such earlier period as shall be designated by the Committee and shall be made pursuant to criteria, specified by the Committee, which shall be uniform for all Awards having the same performance period.

                 Payment of any amount in respect of the Performance Shares shall be made by the Company as promptly as practicable or shall be deferred to such other time or times as the Committee shall determine, and may be made in cash, in Shares, or partly in cash and partly in Shares as determined by the Committee. Such deferred payments may be made by undertaking to pay cash in the future, together with such additional amounts as may accrue thereon until the date or dates of payment, as determined by the Committee in its discretion.

8.   DISABILITY

     For the purposes of this Plan, a participant shall be deemed to be disabled if the Committee shall determine that (i) the physical or mental condition of the participant is such as would entitle him to payment of monthly disability benefits under any disability plan of the Company or a subsidiary in which he is a participant or (ii) he is not a participant in any such plan but his physical or mental condition would entitle him to benefits under any disability plan of the Company if he were a participant therein.

9.   RELATED EMPLOYMENT

     For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer which is neither the Company nor a subsidiary provided: (i) such employment is undertaken by the individual and continued at the request of the Company or a subsidiary; (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Company or a subsidiary, or was engaged in Related Employment as herein defined; and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for the purposes of this paragraph 9. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was an officer or employee of the Company.

10.  CHANGE IN CONTROL

     (a) For purposes of this Plan, a "Change in Control of the Company" within the meaning of this subparagraph 10(a) shall occur if:

          (i) any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than Fund American Enterprises Holdings, Inc. (through its affiliate White Mountains Holdings, Inc.), Folksam Mutual General Insurance Company, Wiener Staedtische Allgemeine Versicherung, P & V Assurances S.C., Forsikringsaktieselskapet Samvirke or the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the exchange Act) of more than fifty percent (50%) of the Company's then outstanding Shares;

          (ii) the Continuing Directors, as defined in subparagraph 10(c), cease for any reason to constitute a majority of the Board of the Company; or

          (iii) the business of the Company for which the participant's services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including stock of a subsidiary of the Company). A Change in Control of the Company within the meaning of this subparagraph 10(a) also may constitute an Unfriendly Change in Control of the Company within the meaning of this subparagraph 10(b).

     (b) A Change in Control of the Company shall be deemed an "Unfriendly Change in Control of the Company" if:

          (i) any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act), other than Fund American Enterprises Holdings, Inc. (through its affiliate White Mountains Holdings, Inc.), Folksam Mutual General Insurance Company, Wiener Staedtische Allgemeine Versicherung, P & V Assurances S.C., Forsikringsaktieselskapet Samvirke or the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the Company's then outstanding Shares through a transaction that is opposed by the Company's Chairman and Chief Executive Officer, and

          (ii) a majority of the Company's Continuing Directors, as defined in subparagraph 10(c), by resolution adopted within 30 days following the date the Company becomes aware that subparagraph 10(b)(i) has been satisfied, determines that a Change in Control has occurred.

     For purposes of subparagraph 5(g), "Acceleration Date" shall mean the date on which a majority of the Company's Continuing Directors adopts a resolution (or takes other action) making the determination that a Change in Control of the Company has occurred.

     (c) For the purposes of this Plan, "Continuing Director" shall mean a member of the Board (A) who is not an employee of the Company or its subsidiaries or of a holder of, or an employee or an affiliate of an entity or group that holds, more than fifty percent (50 %) of the Company's Shares and (B) who either was a member of the Board on January 1, 1997, or who subsequently became a director of the Company and whose election, or nomination for election, by the Company's shareholders was approved by a vote of a majority of the Continuing Directors then on the Board (which term, for purposes of this definition, shall mean the whole Board and not any committee thereof). Any action, approval of which shall require the approval of a majority of the Continuing Directors, may be authorized by one Continuing Director, if he is the only Continuing Director on the Board, but no such action may be taken if there are not Continuing Directors on the Board.

11.  TERMINATION WITHOUT CAUSE

     For purposes of this Plan, "Termination Without Cause" shall mean a termination of the participant's employment with the Company or a subsidiary by the Company or the subsidiary other than (i) for disability as described in paragraph 8 or (ii) for Cause.

     "Cause" shall mean (a) an act or omission by the participant that constitutes a felony or any crime involving moral turpitude or (b) willful gross negligence or willful gross misconduct by the participant in connection with his employment by the Company or by a subsidiary which causes, or is likely to cause, material loss or damage to the Company.

12.  CONSTRUCTIVE TERMINATION

     "Constructive Termination" shall mean a termination of employment with the Company or a subsidiary at the initiative of the participant that the participant declares by prior written notice delivered to the Secretary of the Company to be a Constructive Termination by the Company or a subsidiary and which follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the participant makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution. Notwithstanding anything herein to the contrary, Constructive Termination shall not occur within the meaning of this paragraph 12 until and unless 30 days have elapsed from the date the Company receives such written notice without the Company curing or causing to be cured the circumstance or circumstances described in this paragraph 12 on the basis of which the declaration of Constructive Termination is given,

13.  ADVERSE CHANGE IN THE PLAN

     An "Adverse Change in the Plan" shall mean:

     (a)  termination of the Plan pursuant to subparagraph 19(a);

     (b) amendment of the Plan pursuant to paragraph 18 that materially diminishes the value of Awards that maybe granted under the Plan, either to individual participants or in the aggregate, unless there is substituted concurrently authority to grant long-term incentive awards of comparable value to individual participants in the Plan or in the aggregate, as the case may be; or

     (c) in respect of any holder of an Award a material diminution in his rights held under such Award (except as may occur under the terms of the Award as originally granted) unless there is substituted concurrently a long-term incentive award with a value at least comparable to the loss in value attributable to such diminution in rights.

14.  DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the Outstanding Shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of Shares or other similar event, and if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of Shares that may be issued under the Plan pursuant to subparagraph

     4(b), in the number or kind of Shares subject to, or the Stock Option price per share under, any outstanding Stock Option, in the number or kind of Shares which have been awarded as Restricted Stock or in the repurchase option price per share relating thereto, in the Maximum Value or Actual Value of Performance Shares which have been awarded to any participant, or in any measure of performance, then such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

15.  DESIGNATION OF BENEFICIARY BY PARTICIPANT

     A participant may name a beneficiary to receive any payment to which he maybe entitled in respect of Performance Shares under the Plan in the event of his death, on a form to be provided by the Committee. A participant may change his beneficiary from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to a participant's executors or administrators, the term "beneficiary" as used in the Plan shall include such person or persons.

16.  FINANCIAL ASSISTANCE

     If those members of the Board who are ineligible to receive Awards under the Plan determine that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company under a program of the Company or a subsidiary approved pursuant to applicable law or regulation, or from a bank or other third party, in such amount as is required to permit the payment of taxes in respect of such Award (or, in the case of an Award of a Stock Option, to permit the exercise thereof and/or the payment of any taxes in respect thereof) to the extent that such taxes (and Stock Option price) exceed the cash portion, it any, of the Award. Such assistance may take any form that the Committee deems appropriate, including but not limited to a direct loan from the Company or a subsidiary, a guarantee of the obligation by the Company or a subsidiary, or the maintenance by the Company or a subsidiary of deposits with such bank or third party.

17.  MISCELLANEOUS PROVISIONS

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving an employee any right to be retained in the employ of the Company or any subsidiary.

     (b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death), including but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

     (c) No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws.

     (d) The Company and its subsidiaries shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares upon exercise of a Stock Option, upon settlement of a Stock Appreciation Right, or upon payment of a Performance Share that the participant (or any beneficiary or person entitled to payment under subparagraph 5(d)(iii)(C) hereof) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares.

     (e) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an employee of a subsidiary:

          (i) if such Award results in payment of cash to the participant, such subsidiary shall pay to the Company an amount equal to such cash payment; and

          (ii) if the Award results in the issuance to the participant of Shares, such subsidiary shall pay to the Company an amount equal to fair market value thereof, as determined by the Committee, on the date such Shares are issued (or, in the case of issuance of Restricted Stock or of Shares subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which such Shares are no longer subject to applicable restriction), minus the amount, if any received by the Company in exchange for such Shares.

     (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

     (g) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

18.  AMENDMENT

     The Plan may be amended at any time and from time to time by the Board, but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan or the class of employees eligible to participate shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any participant with respect to any Award previously granted without such participant's written consent.

19.  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a)  the adoption of a resolution of the Board terminating the Plan; or

     (b) ten years from the date the Plan is initially or subsequently approved and adopted by the shareholders of the Company in accordance with paragraph 20 hereof.

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under the Plan.